                                                                   EXHIBIT 10.20

                                AMENDMENT NO. 15
                             TO EMPLOYMENT AGREEMENT


         AGREEMENT dated as of August 7, 2002 between a ____________ ("Employee") and Chemed Corporation (the "Company").

         WHEREAS, Employee and the Company have entered into an Employment Agreement dated as of May 2, 1988 and amended May 15, 1989, May 21, 1990, May 20, 1991, May 18, 1992, May 17, 1993, May 16, 1994, May 15, 1995, May 20, 1996,
May 19, 1997, May 18, 1998, May 17, 1999, May 15, 2000, May 21, 2001 and January
2, 2002 ("Employment Agreement"); and

         WHEREAS, Employee and the Company desire to further amend the Employment Agreement in certain respects.

         NOW, THEREFORE, Employee and the Company mutually agree that the Employment Agreement shall be amended, effective as of August 7, 2002, as follows:

         A. The date, amended as of May 15, 2000, set forth in Section 1.2 of the Employment Agreement, is hereby deleted and the date of ____________ is hereby substituted therefore.

         B.    The base salary amount set forth in the first sentence of Section
               2.1 of the Employment Agreement is hereby deleted and the base salary amount of $____________ per annum is hereby substituted.

         C. The amount of unrestricted stock award recognized in lieu of incentive compensation in 2001 is $__________________.

         Except as specifically amended in this Amendment No. 15 to Employment Agreement, the Employment Agreement, as amended, shall continue in full force and effect in accordance with its terms, conditions and provisions.

         IN WITNESS WHEREOF, the parties have duly executed this amendatory agreement as of the date first above written.

                                                     EMPLOYEE


                                                     ---------------------



                                                     CHEMED CORPORATION


                                                     ---------------------


                                             SCHEDULE TO EXHIBIT 10.20

                                       CURRENT                    CURRENT (b)
                                     SALARY AND                   STOCK AWARD                  CURRENT EXPIRATION
NAME AND POSITION                     BONUS (a)                  COMPENSATION                   DATE OF AGREEMENT
-----------------                    -----------                 ------------                   -----------------

K. J. McNamara                           $404,850                    $266,655                       5/3/2007
President and Chief                       255,944
Executive Officer

S. E. Laney                               235,400                     160,992                       5/3/2007
Executive Vice                            191,789
President and Chief
Administrative Officer

T. C. Hutton                              215,700                      84,106                       5/3/2007
Vice President                             40,441


(a)      Bonus paid in 2002 for 2001 services.
(b) Represents stock awards that would have vested in 2002 (for 2001 service) under their original vesting schedules. Also includes shares granted in February 2002 with immediate vesting.